		    SCHEDULE 14A INFORMATION



   Proxy Statement Pursuant to Section 14(a) of the Securities
	      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

			 SUPERTEX, INC.
-----------------------------------------------------------------
	(Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(j)(2).

[_]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:

 ----------------------------------------------------------------

 (2) Aggregate number of securities to which transaction applies:

 ----------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

 ----------------------------------------------------------------

 (4) Proposed maximum aggregate value of transaction:

 ----------------------------------------------------------------

-------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 ----------------------------------------------------------------

 (2) Form, Schedule or Registration Statement No.:

 ----------------------------------------------------------------

 (3) Filing Party:

 ----------------------------------------------------------------

 (4) Date Filed:

 ----------------------------------------------------------------

			 SUPERTEX, INC.
	    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

			 August 1, 1997


To the Shareholders:

 NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Supertex, Inc., a California corporation (the "Company"), will be held on Friday, August 1, 1997 at 10:00 a.m., local time, at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California 94089, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for fiscal year 1998.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

 Only shareholders of record at the close of business on June 6, 1997 are entitled to vote at the meeting.

 All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

				 BY ORDER OF THE BOARD OF DIRECTORS

				    /s/ Benedict C.K. Choy
					Secretary

Sunnyvale, California
July 1, 1997

			 SUPERTEX, INC.
			PROXY STATEMENT

	 SOLICITATION  OF PROXY, REVOCABILITY AND VOTING

General

 The enclosed Proxy is solicited on behalf of the Board of Directors of Supertex, Inc., a California corporation (the "Company"), for use at the 1997 Annual Meeting of Shareholders to be held on August 1, 1997 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

 Only shareholders of record at the close of business on June 6, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 12,052,671 shares of the Company's Common Stock, no par value, were issued and outstanding.

 The Annual Meeting will be held at the principal offices of the Company located at 1235 Bordeaux Drive, Sunnyvale, California
94089.  The Company's telephone number at that address is (408)
744-0100.

 These proxy solicitation materials were mailed on or about July
1, 1997 to all shareholders entitled to vote at the meeting.


Revocability of Proxies

 Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the meeting and voting in person.


Voting and Solicitation

 Every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for a greater number of candidates than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

 An automated system administered by the Company's transfer agent, Boston EquiServe, tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Annual Meeting and the presence or absence of a quorum. The required quorum is a majority of the shares outstanding on the Record Date. For purposes of determining whether a proposal presented to shareholders has been approved, abstentions are counted in tabulations of the votes cast, whereas broker non-votes are not counted in such tabulations.

 The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited personally or by telephone or by fax by certain of the Company's directors, officers, and regular employees - such persons will not receive additional compensation for such solicitation.

Deadline for Receipt of Shareholder Proposals

 Proposals of security holders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 1998 must be received by the Company no later than March 3, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


	      PROPOSAL 1:  ELECTION OF DIRECTORS

Nominees

 A board of five (5) directors is to be elected at the meeting. Currently the board consists of five (5) directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below. The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors of the Company. In the event that any nominee of the Company declines or is unable to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will decline or will be unable to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders and until such person's successor has been elected and qualified. The names of the nominees and certain information about them are set forth below.

							Director
Name of Nominee      Age     Principal Occupation        Since
Henry C. Pao         59      President/Principal          1976
			     Executive and Financial
			     Officer of the Company

Yunni Pao            82      Industrialist and            1976
			     Financier

Benedict C.K. Choy   51      Senior Vice President,       1986
			     Technology Development
			     of the Company

Frank C. Pao         51      President and Chief          1987
			     Executive Officer,
			     Business Systems
			     Technology Corporation

Richard E. Siegel    51      Executive Vice President     1988
			     of the Company

 Each of the nominees has been engaged in his principal occupation set forth above during the past five years. There is no family relationship between any director, nominee or executive officer of the Company, except that Yunni Pao is the father of Henry C. Pao and Frank C. Pao.

 Dr. Henry C. Pao was a founder of Supertex and has served as President, Principal Executive and Financial Officer and as a director since its formation in 1976.

 Yunni Pao is an industrialist and financier. He was a founder of the Company and has been a director since 1976.

 Benedict C.K. Choy, a founder of the Company, joined in 1976 as Vice President, Device Technology and Process Development and has been Senior Vice President, Technology Development since 1988. Mr. Choy is also the Corporate Secretary of the Company.

 Frank C. Pao has been the President and CEO of Business Systems
Technology Corporation in Poughkeepsie, New York, since 1986.

 Richard E. Siegel joined the Company in 1981 as National Sales
Manager and has been Executive Vice President since 1988.

Board Meetings and Committees

 The Board of Directors of the Company held a total of two meetings during the fiscal year ended March 29, 1997. All directors attended every meeting during such fiscal year.

 The Board of Directors has an Audit Committee, a Compensation Committee, and an Executive Stock Option Committee. The Board has no special nominating committee or any committee performing similar functions of such committee. Any member of the Board can make nominations.

 The Board of Directors recommends that shareholders vote for reelection of the above-named directors to the Board of the Company.


Audit Committee

 The Audit Committee consists of two outside directors, Yunni Pao and Frank Pao, and Benedict Choy, an inside director who has no influence on and is not involved in the Company's financial matters. The principal functions of the Audit Committee are (1) to monitor corporate financial reporting and the internal and external audits of the Corporation (2) to review and evaluate the Company's internal control structure, and (3) to nominate independent public accountants and approve the services performed by such auditors. The Audit Committee held one meeting in fiscal year 1997, and such meeting was attended by all Audit Committee members.


Compensation Committee

 The Compensation Committee, consists of Yunni Pao, Henry C. Pao, and Benedict Choy. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to all cash-based compensation of the executive officers of the Company and all stock compensation of employees other than the executive officers. It also serves as an administrator of the Company's employee stock option plans. The Compensation Committee held two meetings in fiscal year 1997, and such meetings were attended by all Compensation Committee members.


Compensation Committee Interlocks and Insider Participation

 Benedict Choy and Henry C. Pao serve on the Compensation
Committee and are also officers of the Company. Yunni Pao, the father of Henry Pao and Frank Pao, is a member of the Company's
Compensation Committee.


Executive Stock Option Committee

 The Executive Stock Option Committee, consisting of Yunni Pao and Frank Pao, serves as an administrative arm of the Board of Directors to authorize the grant of stock options under the Company's 1991 Stock Option Plan to officers and directors of the Company eligible to receive options under such Plan.

       Report of the Compensation Committee and Executive
	Stock Option Committee of the Board of Directors

 The Compensation Committee of the Board of Directors is generally responsible for reviewing compensation and benefits of executive officers of the Company; except for the stock options to executive officers and directors of the Company, for which the Executive Stock Option Committee is responsible.

 The Company applies a consistent philosophy of compensation for all employees, including its executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the defined expectations of customers and shareholders.

Compensation Philosophy. The goals of these committees are to align executive compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the
Company:

* The Company pays competitively. The Company is committed to providing a compensation program that helps attract and retain the best people in the industry. To ensure that pay is competitive, the Company reviews the compensation practices of other companies of similar size and sales volume within the semiconductor industry, most of which are included in the Nasdaq Electronic Component Index.

* The Company pays for relative sustained performance. Officers are rewarded based upon corporate performance, product line performance and individual performance. Corporate performance and product line performance are evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by measuring organization progress against set objectives.

* The Company strives for fairness in the administration of compensation. The Company strives to achieve a balance with respect to compensation paid to the executives within the Company and in comparable companies. The Company also believes that the contributions of each member of the executive staff are vital to the success of the Company. As such, the Compensation Committee's current policy is that the CEO's base compensation does not have any bearing on the base compensation of the other officers. Similarly, any employee may receive a base compensation higher than his/her supervisor due to the particular higher technical skills required in the subordinate position.

* The Company believes that employees should understand the performance evaluation and compensation administration process. At the beginning of each focal review period in July, annual objectives for the Company are set for each officer. The CEO gives ongoing feedback on performance to each officer. Within 90 days after the end of the fiscal year, the committees evaluate the accomplishments of the key objectives, which affects decisions on merit increases and stock option grants.

Compensation Components. The Company's compensation program, which consists of cash- and equity-based compensation, allows the Company to attract and retain highly skilled officers, provide useful products and services to customers, enhance shareholder value, motivate technological innovation and adequately reward its executive officers and other employees. The components are:

Cash-Based Compensation:

Salary. The Compensation Committee sets base salary for officers by reviewing the compensation levels for competitive positions in the market. Based on comparative data, officers were compensated within the low-to-middle salary range levels during fiscal 1997. Executive officers of the Company largely met their individual goals and the Company's overall performance set for them in fiscal 1997.

Profit-Sharing Bonus. The Company has a semiannual profit-sharing plan under which it distributes to all employees, including executive officers, ten percent of its operating profits before taxes and other adjustments. The Company believes that all employees share the responsibility of achieving profits. Accordingly, it awards a bonus to all employees based on a formula which includes employment grade level, seniority with the Company, and employee performance including attendance. As of July 1, 1997, the Company has made nineteen consecutive semiannual profit-sharing distributions.

Equity-Based Compensation:

Stock Option Grants. Stock options provide additional incentives to officers, directors, and certain management and technical employees to work to maximize stockholder value. The options vest over a defined period to encourage such employees to continue in the employ of the Company. In line with its compensation philosophy, the Company grants stock options commensurate with the employee's potential contribution to the Company, measured by his qualifications and previous work performance. Stock options were granted to various officers, management or technical employees in fiscal year 1997 for performance and promotions of existing employees, and as a part of the employment compensation package for new employees.

			   - The Compensation Committee

				    Yunni Pao       Henry C. Pao
				    Benedict C. K. Choy

Compensation of Directors

Cash Compensation. The Company currently pays cash compensation to its outside Directors for serving on the Board or committees of the Board in an amount of $500 for each Board meeting attended in person not via telephone. The Company also reimburses all outside Directors for travel and other necessary out-of-pocket expenses incurred in the performance of their services as directors.


Certain Transactions:  Lease with Company Director

 The manufacturing facility of the Company is leased from Fortuna Realty, a corporation owned by Supertex Director Yunni Pao. The five-year operating lease agreement with Fortuna Realty expires in February 2001 and provides Supertex with an option to lease for another five years with the same terms. Rental expense was approximately $351,000, $259,000, and $317,000 (net of sublease income of $105,000, $86,000, and
$21,000, respectively) in fiscal 1997, 1996, and 1995,
respectively. Future estimated rental payments are $350,000 before sublease income for fiscal 1998.


Security Ownership of Certain Beneficial Owners and Management

 The following table sets forth the beneficial ownership of Common Stock of the Company as of June 6, 1997 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors, (iii) by each of the Company's five most highly compensated executive officers, and (iv) by all directors and executive officers as a group:

Directors, Officers and 5% Stockholders              Shares Beneficially Owned(1)
---------------------------------------       -------------------------------------------
					      Number of Shares        Percentage of Total
					      ----------------        -------------------
Dimensional Fund Advisors Inc.                     625,300 (2)                 5.19%
1299 Ocean Ave., 11th Floor
Santa Monica, California 90401

Henry C. Pao                                       845,250 (3)                 7.01%
Supertex, Inc.
1235 Bordeaux Dr.
Sunnyvale, California 94089

Yunni Pao                                        1,615,552 (4)                13.41%
Oriental Textile, Ltd.
Rm. 906B, Alexandra House
No. 16-20 Chater Road, Hong Kong

Frank C. Pao                                       960,000                     7.97%
Business Systems Technology Corp.
330 Manchester Rd.
Poughkeepsie, New York

Benedict C.K. Choy                                 234,760 (5)                 1.95%
Michael Bond                                        54,500 (6)                 (10)
Richard Siegel                                      12,400 (7)                 (10)
Dennis Kramer                                       12,126 (8)                 (10)
All Directors and Officers as a
group (6 persons)                                3,752,788 (9)                30.81%
			   -----------------------

 (1) Except as indicated in the footnotes to this table, and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Based on a filing pursuant to Section 13(g) of the Securities and Exchange Act of 1934, as amended, Dimensional Fund Advisors Inc., ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 625,300 shares of the Company's Common Stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

 (3) Includes (i) 13,000 shares issuable upon exercising of options exercisable within 60 days of June 6, 1997, (ii) 9,100 shares of Common Stock held of record by his daughter, (iii)
     9,100 shares of Common Stock held of record by his son.

 (4) Registered under Push, Inc., a British Virgin Islands investment corporation under the sole directorship of Yunni Pao. Based on a filing pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended, Push Inc. holds sole voting and dispositive power for all the shares.

 (5) Includes options held by Mr. Choy to purchase 22,100 shares of Common Stock exercisable within 60 days of June 6, 1997.

 (6) Includes options held by Mr. Bond to purchase 13,900 shares of Common Stock exercisable within 60 days of June 6, 1997.

 (7) Includes options held by Mr. Siegel to purchase 12,400 shares of Common Stock exercisable within 60 days of June 6, 1997.

 (8) Includes options held by Mr. Kramer to purchase 11,600 shares of Common Stock exercisable within 60 days of June 6, 1997.

 (9) Includes 73,000 shares issuable upon exercising of outstanding options exercisable within 60 days of June 6, 1997.

(10) Less than 1%.

Compliance with Section 16(a) of the Exchange Act

 Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") initial reports of ownership on Form 3 and changes in ownership on Form
4 or 5.   Such officers, directors and 10% stockholders are also
required by SEC rules to furnish the Company with copies of all
Section 16(a) forms they file.

 Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended March 29, 1997, all
Section 16(a) filing requirements applicable to its officers, directors, and 10% shareholders were satisfied.


Compensation of Executive Officers

 The following table shows compensation paid to  the Company's
Chief Executive Officer and each of the four other most highly compensated executive officers for the three fiscal years ended
March 29, 1997.

SUMMARY COMPENSATION TABLE

										      Long-Term
					      Annual   Compensation                Compensation(1)
				     ---------------------------------------       ---------------
						Deferred            Deferred    Securities Underlying      All other
Name and Principal Position   Year   Salary(2)   Salary   Bonus(3)   Bonus     Options (No. of Shares)   Compensation(4)
---------------------------   ----   ---------  --------  --------  --------   -----------------------   ---------------
Henry  C. Pao                 1997    $136,209   $60,849   $ 3,301   $89,819            28,000               $1,415
 President, CEO, Director     1996     172,212     3,247    36,800         0            33,700                2,339
			      1995     184,341         0    28,000         0                 0                1,237

Richard Siegel                1997     199,628    24,646    40,740    40,740            27,000                1,415
 Executive Vice President     1996     227,166     1,601    32,200         0            33,700                2,339
			      1995     191,845         0    24,500         0                 0                1,237

Benedict C. K. Choy           1997     151,162    16,062    34,920    34,920            26,000                1,415
 Senior Vice President,       1996     170,519     1,721    27,600         0            29,500                2,339
 Technology Development       1995     140,013         0    21,000         0                 0                1,237

Michael Bond                  1997     133,323         0    46,000         0            14,000                1,415
 Vice President,              1996     139,537         0    18,000         0            19,700                2,327
 DMOS Products                1995     114,629         0    14,750         0                 0                1,205

Dennis Kramer                 1997      98,494     2,879    10,829         0            10,000                1,364
 Vice President, Materials    1996 (5)     N/A       N/A       N/A       N/A               N/A                  N/A
			      1995 (5)     N/A       N/A       N/A       N/A               N/A                  N/A
--------------------------------------

(1) The Company has not issued stock appreciation rights or restricted stock awards. The Company has no "long-term incentive plan," "defined benefit plan," or "pension plan" as such terms are defined in the applicable rules.

(2) Compensation deferred at the election of executive is included in the category and in the year earned.

(3) The amounts shown in this column reflect payments under the Company's semi-annual profit-sharing plan under which all eligible employees participate. Bonus deferred at the election of the executive is included in the category and in the year earned.

(4) The amounts disclosed in this column include:

 (a) Company contributions of $4,160, $9,820, and $5,200 in fiscal 1995, 1996, and 1997, respectively under the Supertex, Inc. Savings and Retirement Plan, a defined contribution 401(k) plan on behalf of each named executive officers.

 (b) Payment by the Company of premiums amounting to $1,912, $1,797, and $1,824 for fiscal 1995, fiscal 1996, and fiscal 1997, respectively, for term life insurance on behalf of each named executive officer. All full-time employees of the Company are covered by such term life insurance benefits.

(5) Dennis Kramer became Vice President of Materials in June 1996.

 The following table shows, as to the above named executive officers, information concerning options granted during fiscal 1997 and the potential realizable value of those options, assuming 5% and 10% appreciation at the end of the option term.

OPTION GRANTS IN LAST FISCAL YEAR
											Potential Realizable
											  Value at Assumed
				     Percent of                                        Annual Rates of Stock
				   Total Options                                       Price Appreciation for
				     Granted to         Exercise                            Option Term
		   Options          Employees in          Price        Expiration      ----------------------
     Name          Granted (1)      Fiscal Year (2)     ($/Share)         Date            5%  (3)       10%  (3)
--------------     -------         -------------        ---------      ----------      -------        -------
Henry C. Pao        23,000 (4)          6.31%             12.00         03/03/04        112,360       261,846
		     5,000 (4)          1.37%             12.00         03/03/04         24,426        56,923

Richard Siegel      23,000 (4)          6.31%             12.00         03/03/04        112,360       261,846
		     4,000 (5)          1.10%             12.00         03/03/04         19,541        45,538

Benedict Choy       22,000 (4)          6.04%             12.00         03/03/04        107,475       250,461
		     4,000 (5)          1.10%             12.00         03/03/04         19,541        45,538

Michael Bond        14,000 (6)          3.84%             12.00         03/03/04         68,393       159,385

Dennis Kramer       10,000 (7)          2.74%             12.00         03/03/04         48,852       113,846
-----------------------

(1) Options granted under the Company's 1991 Stock Option Plan typically have a 7-year term, vest over a 5-year period of employment and have an exercise price equal to the market value of the Company's Common Stock on the date of grant.

(2) In fiscal 1997, the Company granted options representing
    364,300 shares to employees.

(3) Potential realizable value is based on an assumption that the market price of stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the 7-year option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

(4) 7-year term, vest 3 years after grant date over a 3-year period

(5) 7-year term, vest 4 years after grant date over a 2-year period

(6) 7-year term, vest 2 years after grant date over a 4-year period

(7) 7-year term, vest 1 year after grant date over a 5-year period

 The following table summarizes the information concerning stock option exercises during the last fiscal year for each above named executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
							    Number of Securities                Value of Unexercised
							   Underlying Unexercised               In-the-Money Options
							 Options at Fiscal Year-End            at Fiscal Year-End (*)
		      Shares Acquired      Value        -----------------------------       -----------------------------
      Name              on Exercise       Realized      Exercisable     Unexercisable       Exercisable     Unexercisable
-----------------     ---------------     ---------     -----------     -------------       -----------     -------------
Henry C. Pao                 10,600       $ 203,975        13,000            77,600         $ 160,200         $ 283,463

Richard Siegel               17,000         291,450        12,400            75,400           110,800           272,663

Benedict Choy                18,750         317,359        22,100            69,600           172,750           250,075

Michael Bond                 10,100         156,450        12,300            45,600            95,038           188,200

Dennis Kramer                     0               0        11,600            20,600            89,700            77,900

(*) Closing market price of the Company's Common Stock on Friday,
    March 28, 1997 was $12.000.


STOCK PERFORMANCE GRAPH

 The following graph shows a five-year comparison of cumulative total return for the Company's Common Stock, the Nasdaq Composite Total Return Index (U.S.), and the Nasdaq Electronic Components Total Return Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Comparison of Five Year Cumulative Total Return*
		     03/92    03/93    03/94    03/95    03/96    03/97
		     -----    -----    -----    -----    -----    -----
Nasdaq Composite      100      115      124      138      187      208
Total Return Index
(US Only)

Nasdaq Electronic     100      165      200      261      344      603
Components Stocks

Supertex, Inc.        100       50       61      153      220      204

*Assumes investment of $100 on April 1, 1992

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

 On recommendation of the Audit Committee, the Board of Directors has selected Coopers & Lybrand L.L.P. as independent public accountants to audit the financial statements of the Company for fiscal year ending March 28, 1998. Coopers & Lybrand L.L.P. was the Company's independent public accountants for the fiscal year ending March 29, 1997. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

 The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent public accountants of the Company. The vote required to approve this proposal is a majority of the shares present and voting at the meeting.


OTHER MATTERS

 The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

 It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying Proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

			       FOR THE BOARD OF DIRECTORS OF
			       SUPERTEX, INC.


			   /s/ Benedict C. K. Choy
			       Corporate Secretary

Dated:  July 1, 1997

	     THIS PROXY IS SOLICITED ON BEHALF OF
		    THE BOARD OF DIRECTORS
			SUPERTEX, INC.
	ANNUAL MEETING OF SHAREHOLDERS, AUGUST 1, 1997

 The undersigned shareholder of SUPERTEX, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 1, 1997, and hereby appoints Henry C. Pao as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of SUPERTEX, INC., to be held on August 1, 1997, at 10:00 a.m., local time, at the principal offices of the Company, located at 1235 Bordeaux Drive, Sunnyvale, California, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

 THE PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY
DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF
DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS &
LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR
ENDING MARCH 31, 1998, AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH
OTHER MATTERS AS MAY COME BEFORE THE MEETING.

 SUCH ATTORNEY OR SUBSTITUTE SHALL BE PRESENT AND SHALL ACT AT THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF AND MAY EXERCISE ALL OF THE POWERS OF SUCH ATTORNEY-IN-FACT HEREUNDER.

	  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1. ELECTION OF DIRECTORS:

   Nominees:  Henry C. Pao; Yunni Pao; Benedict Choy
	      Frank C. Pao; Richard Siegel

   Instruction: If you wish to withhold authority to vote for
		any individual nominee, strike a line through the nominee's name in the list above.

   [  ]  FOR all nominees (except as indicated)
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.
   AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY:

   [  ]  FOR
   [  ]  AGAINST
   [  ]  ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

If shares are jointly held, each holder should sign. If signing for estates, trusts, corporations, or partnerships, title and capacity should be stated.

PLEASE MARK, DATE, AND SIGN EXACTLY AS YOUR NAME(S) APPEARS
HEREON, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

		Signature:______________________  Date:_________

		Signature:______________________  Date:_________